CONVERTIBLE LOAN AGREEMENT

THIS AGREEMENT dated as of the 5th day of January, 2014

BETWEEN:

STRATEGIC INTERNET INVESTMENTS INCORPORATED,
24 First Avenue, P.O. Box 918, Kalispell, MT, 59903
(hereinafter called the "Borrower")

OF THE FIRST PART

AND: **Ali Awad Sharab**
Alazizia District, Makkah, Saudi Arabia
P.O BoX : 156
Makkah :21955
Saudi Arabia
Mobil : 00966 566600040
Email: forsanali4@gmail.com

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A. The Borrower has requested that the Lender lend US$50,000 to the Borrower;

B. The Lender has agreed to lend such sum to the Borrower subject to the terms and upon the conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a) "Agreement" means this Convertible Loan Agreement including the Schedules hereto together with any amendments hereof;

(b) "Loan" means the loan of US$50,000 to be made by the Lender to the Borrower in accordance with this Agreement;

(c) "Maturity Date" means the day upon which the Lender makes demand upon the Borrower for repayment of the Principal Sum, which will not be earlier than one calendar year from the date of this agreement as first written above;

(d) "Principal Sum" means the sum of US $50,000, which shall have been lent by the Lender to the Borrower hereunder;

(e) "Securities" means this Convertible Loan Agreement and the securities issuable upon the exercise of the conversion rights hereunder; and

(f) "Warrants" means those non-transferable share purchase warrants issuable upon the exercise of the conversion rights hereunder.

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5 Currency. All dollar amounts expressed herein refer to lawful currency of United States of America.

2. TERMS OF LOAN

2.1 Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum. The Loan shall be made in United States currency and shall be repaid by the Borrower on or before the Maturity Date. Concurrent with any particular advance by the Lender to the Borrower hereunder, the Borrower shall execute and deliver to the Lender a Promissory Note substantially in the form attached hereto as Schedule "A".

2.2 Interest. The Loan will bear interest at10% per annum.

2.3 Conversion to Equity. At any time and from time to time prior to the Maturity Date, the Lender shall have the right to convert all or part of the Principal Sum into units, where each unit will consist of one common share and one full 2 year share purchase warrant (the "Unit"). Each full warrant will be exercisable into one additional common share at $0.20 within one year of the warrant issue date and at $0.35 in the second year of the warrant.

The Lender may exercise the right of conversion hereby granted by delivering notice in writing to the Borrower, which notice shall stipulate the amount of the Principal Sum being converted to shares. Upon

receipt of such notice, the Borrower shall forthwith take all necessary action to cause certificates representing the appropriate number of common shares to be issued under Regulation S under US S.E.C. Securities regulations and delivered to the Lender in satisfaction of such amount of the Principal Sum which has been so converted.

2.4 Alteration of Share Capital. In the event of:

(a) any subdivision, consolidation or reclassification of the Borrower's issued shares;

(b) any reorganization of the share capital of the Borrower affecting in any manner its issued shares;

(c) the amalgamation of the Borrower with any other company or companies; or

(d) the declaration of a stock dividend or other distribution of the assets of the Borrower to the shareholders of the Borrower, other than a stock dividend of up to but not in excess of 5% of the number of outstanding common shares of the Borrower,

then the number of shares which may be but are not yet issued pursuant to the Lender's right of conversion at the time when such event occurs shall be adjusted, if required, so that the Lender will be in no less favorable position than if the Lender had received, prior to the date of such event, the shares which it would otherwise be entitled to receive under this Agreement upon exercise of its right of conversion.

2.5 Pre-Payment. The Borrower may pre-pay all or any portion of the Loan at any time prior to the Maturity Date, but the Borrower must give the Lender notice of its intention to do so at least 20 days before the date of such prepayment, during which time the Lender may exercise its right of conversion in accordance with the terms of this Agreement.

3. SECURITY

3.1 Security. To secure the repayment of the Loan and the payment of all other monies due hereunder, the Borrower agrees to grant to the Lender the Convertible Debenture.

3.2 Extensions. The Lender may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Convertible Debenture.

3.3 No Merger. The grant of the Convertible Debenture or of any other security in replacement thereof shall not operate so as to create any merger or discharge of any indebtedness or liability of the Borrower hereunder, nor of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

3.4 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Convertible Debenture. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

4. **REPRESENTATIONS AND WARRANTIES**

4.1.a Representations. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a) this Agreement has been duly authorized by all required corporate action on the part of the Borrower;

(b) the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of the articles or memorandum of the Borrower or any agreement to which the Borrower is a party; and

(c) the Borrower has allotted and reserved sufficient shares in its capital to satisfy its obligations under this Agreement.

4.1.b By executing this Agreement, the Lender hereby represents and warrants (which representations and warranties shall survive closing) that:

(a) If not an individual, that we are incorporated in and qualified to do business in the jurisdiction outside the United States of America as indicated in the address set forth herein;

(b) The Convertible Loan and the possible conversion for the Units of the Corporation has not been induced by any representations with regard to the present or future worth of the Units;

(c) If conversion under this Agreement occurs we will be acquiring the Units hereunder for investment purposes only, and not with a view to resale or distribution;

(d) If conversion under this Agreement occurs we will be purchasing the Units hereunder as principal, and are not acting as nominee for any person or company and will be the sole beneficial owner of them;

(e) We together with our financial advisor, if applicable, have sufficient financial knowledge and experience to evaluate the merit and risks of an investment in the Corporation on the basis of the information presented to us;

(f) We and our representatives have been provided with all materials and information which we have requested, and we have been provided with the opportunity for direct communications with the Corporation and its representatives regarding the loan made hereby, including the opportunity to ask questions of and receive answers from the executive officers and directors of the Corporation;

(g) This Convertible Loan opportunity has not been brought to our attention through, nor were they accompanied by any advertisement;

(h) We are capable of bearing the economic risks of an investment in the the Corporation and our present financial conditions in such that we are under no present or contemplated future need to dispose of any of the potential Units issued subject to conversion to satisfy any existing or contemplated undertaking, need or indebtedness;

(i) We acknowledge that no prospectus has been filed with the United States Securities and Exchange Commission or any other jurisdiction in connection with the Convertible Loan and the possible issuance of the Units realized upon conversion, if any, and that;

(j) If conversion under this Agreement occurs we understand that even though the Units will be traded on the Over The Counter Bulletin Board, volume has been very limited. Additionally, we understand that the common stock purchase warrants are a new issue and that there is currently no public market for any similar warrants and that none is contemplated.

2. We hereby acknowledge and agree that:

(a) the Corporation will rely on the representations and warranties made by us above in completing the Convertible Loan and we agree to promptly notify the Corporation of any material change in any representation or warranty made by us up to the completion of the purchase and sale of the Units to us hereunder;

(b) If conversion under this Agreement occurs the Units issued to us will be issued subject to resale restrictions imposed under the Regulation S of the securities laws of Securities and Exchange Commisson and we hereby agree to be bound by and to comply with such restrictions, and we further acknowledge that a legend indicating such will be affixed to the stock certificate;

4.2 Survival. All representations and warranties made hereunder shall survive the delivery of the Convertible Debenture to the Lender and shall continue in full force and effect for the benefit of the lender.

5. CLOSING ARRANGEMENTS

5.1 Conditions Precedent. The Lender's obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

(a) the representations and warranties of the Borrower shall be true as of the date hereof and as of the Closing Date;
(b) the Borrower shall have complied with all of its obligations hereunder; and

The foregoing conditions precedent are inserted for the benefit of the Lender and the Borrower and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

5.2 Time of Closing. The closing of the Loan shall take place immediately upon receipt of the Principle Sum by the Borrower.

5.3 Deliveries by the Lender. On the Closing Date the Lender shall deliver or cause to be delivered to the Borrower the Principal Sum by wire transfer via the instructions provided in Schedule B of this agreement.

5.4 Deliveries by the Borrower. On the Closing Date the Borrower shall deliver to the Lender:

(a) the Convertible Debenture;

(b) certified resolutions of the directors of the Borrower approving the transactions contemplated hereby and reserving sufficient shares to satisfy the Borrower's obligations under the Convertible Debenture; and

6. EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a) if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

(b) if the Borrower defaults in the observance or performance of any other provision hereof;

(c) if an order is made or a resolution is passed or a petition is filed for the liquidation or winding-up of the Borrower;

(d) if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency;

(e) if the Borrower ceases or demonstrates an intention to cease to carry on its business;

(f) if a receiver or receiver-manager or receiver and manager is appointed for any of the Mortgaged Property;

(g) if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise; or

6.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a) declare the Loan owing by the Borrower to the Lender to be immediately due and payable;

(b) demand payment from the Borrower and exercise any or all of its remedies under the Convertible Debenture.

6.3 Other Security. The rights and powers conferred by subparagraph 6.2 are in addition to and not in substitution for the Convertible Debenture or any other security which the Lender now or from time to time may hold or take from the Borrower in relation to this Agreement.

6.4 Inconsistency. In the event of any inconsistency between the terms and provisions of this Agreement and the terms and provisions of the Convertible Debenture, the terms and provisions of this Agreement shall prevail.

7. MISCELLANEOUS

7.1 Notices. Any notice required or permitted to be given under this Agreement or the Convertible Debenture shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Borrower: **STRATEGIC INTERNET INVESTMENTS INCORPORATED,**
of 24 First Avenue, P.O. Box 918, Kalispell, MT, 59903
info@siiincorporated.com
Fax No. 1 (760) 346-8877 with copy to (604) 684-3829

The Lender: **Ali Awad Sharab**
Alazizia District, Makkah, Saudi Arabia
P.O BoX : 156
Makkah :21955
Saudi Arabia
Mobil : 00966 566600040
Email: forsanali4@gmail.com

Any notice so given shall:

(a) if delivered, be deemed to have been given at the time of delivery;

(b) if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c) if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

7.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

7.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

7.5 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.6 Legal Fees. Notwithstanding anything in the Convertible Debenture to the contrary, each party shall be responsible for the payment of its own legal fees.

7.7 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

7.8 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of British Columbia with respect to any legal proceedings arising herefrom.

7.9 Time. Time is of the essence of this Agreement.

7.10 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE COMMON SEAL of
STRATEGIC INTERNET INVESTMENTS INCORPORATED
was hereunto affixed in the presence of:)
)
) c/s
)
Abbas Salih, President and/or Ralph Shearing, Director)
SIGNED, SEALED AND DELIVERED by)

SIGNED SEALED AND DELIVERED BY THE LENDER
in the presence of the Witness as evidenced below.

Ali Awad Sharab)
)
Lenders Signature)
Signed in the presence of)
Suha Bazuhair)
Witness Name for Lender- Printed *Witness Signature*